Brady Corporation F’19 Q1 Financial Results November 15, 2018

Forward-Looking Statements 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; decreased demand for our products; Brady’s ability to retain large customers; extensive regulations by U.S. and non- U.S. governmental and self-regulatory entities; risks associated with the loss of key employees; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; litigation, including product liability claims; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; foreign currency fluctuations; the impact of the Tax Reform Act and any other changes in tax legislation and tax rates; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non- voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2018. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

Q1 F’19 Financial Summary 3 • Sales increased 1.0% to $293.2M in Q1 of F’19 compared with $290.2M in Q1 of F’18. – Organic sales increased 4.7%. – Foreign currency translation decreased sales 2.0%. – Sale of business decreased sales 1.7%. • Gross profit margin of 50.0% in Q1 of F’19 compared with 50.3% in Q1 of F’18. • SG&A expense of $94.6M (32.3% of sales) in Q1 of F’19 compared with $100.1M (34.5% of sales) in Q1 of F’18. • R&D expense of $11.3M (3.9% of sales) in Q1 of F’19 compared with $10.5M (3.6% of sales) in Q1 of F’18. • Earnings before income taxes increased 14.8% to $39.9M in Q1 of F’19 compared with $34.8M in Q1 of F’18. • Net earnings increased 18.6% to $30.6M in Q1 of F’19 compared with $25.8M in Q1 of F’18. • Net earnings per Class A Diluted Nonvoting Common Share of $0.58 in Q1 of F’19, compared with $0.49 in Q1 of F’18.

Sales Overview 4 SALES (millions of USD) $305 $298 $297 $295 $293 $289 $290 $288 $285 $280 $276 $275 $268 $265 $255 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Organic Sales (0.2%) 1.3% (1.9%) 3.0% 1.7% 3.2% 3.2% 2.5% 4.7% Growth Q1 F’19 SALES: Q1 F’19 SALES COMMENTARY: • 4.7% increase in organic sales: • ID Solutions - Organic sales increased in all three regions. • ID Solutions – Organic sales increased 5.7%. • Workplace Safety - Organic sales increased in Europe • Workplace Safety – Organic sales increased and Australia and declined in North America. 2.2%. • Foreign currency translation had a negative impact on • 2.0% decrease due to foreign currency translation. sales in the quarter. • 1.7% decrease due to the sale of a business.

Gross Profit Margin 5 GROSS PROFIT & GPM% (millions of USD) 50.7% 50.6% 50.3% 50.1% 50.1% 49.9% 50.0% 49.7% 49.6% $151 50% $150 $147 $146 $147 $144 $144 $140 $140 $134 45% $125 $100 40% Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q1 F’19 – GROSS PROFIT MARGIN: • Slight decline in GPM from 50.3% in Q1 of F’18 to 50.0% in Q1 of F’19. • Costs increased in certain areas including freight and personnel. • We continue to invest in automation and manufacturing optimization to offset cost increases.

SG&A Expense 6 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD) 35.3% 35.7% 35.0% 34.5% 33.9% $110 34.1% 35% 33.4% $102 $100 32.3% 33% $98 $100 $98 $98 $97 30.6% $95 $95 30% $91 $90 28% $80 25% Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q1 F’19 – SG&A EXPENSE: • SG&A expense was $94.6M (32.3% of sales) in Q1 of F’19 compared to $100.1M (34.5% of sales) in Q1 of F’18. • SG&A expense is down in absolute dollars as a result of foreign currency translation, the sale of a business in the fourth quarter of last year, and due to on-going efficiency gains. • We continue to drive sustainable efficiency gains in administrative expenses and non-customer facing selling expenses while investing in sales-generating resources. • SG&A expense in Q4 of last year includes a $4.7M gain on the sale of our Runelandhs business in Sweden.

R&D Expense 7 R&D EXPENSE AND R&D EXPENSE AS A % of SALES (millions of USD) $14.0 3.9% 3.9% 3.9% 4.0% 3.8% 3.9% 3.6% $12.0 3.6% $11.7 $11.7 3.5% $11.3 $11.3 $11.0 $10.5 3.5% 3.3% $10.0 $10.0 $9.5 $9.1 3.0% $8.0 $6.0 2.5% Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 INCREASING OUR INVESTMENT IN RESEARCH & DEVELOPMENT:DEVELOPMENT: • Investing in R&D to drive future organic sales growth. • R&D expenses were up 7.7% in Q1 of F’19 compared to Q1 of F’18. • Improved new product pipeline.

Earnings Before Income Taxes 8 EARNINGS BEFORE INCOME TAXES (millions of USD) $45.2 $45 $39.9 $40 $37.0 $35.9 $34.8 $35.0 $35 $31.0 $30.6 $30 $29.1 $25 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'17 F'17 F'17 F'17 F'18 F'18 F'18 F'18 F'19 Year on Year Growth 14.0% 42.2% 3.2% 12.2% 12.2% 20.4% 20.7% 26.0% 14.8% EARNINGS BEFORE INCOME TAXES: • Earnings before income taxes increased 14.8% to $39.9M in Q1 of F’19 compared to $34.8M in Q1 of F’18. • The increase in pre-tax earnings was driven by organic sales growth and reductions in SG&A expenses. • Earnings before income taxes in Q4 of last year includes a $4.7M gain on the sale of our Runelandhs business in Sweden.

Net Earnings & Earnings per Share 9 NET EARNINGS (millions of USD) NET EARNINGS PER CLASS A DILUTED SHARE $40 $0.66 $35.0 $0.60 $0.58 $30.6 $30 $0.49 $0.48 $0.49 $0.49 $25.3 $25.2 $25.8 $26.0 $0.44 $0.43 $22.6 $22.6 $0.40 $20 $0.20 $10 $4.3 $0.08 $0 $0.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'17 F'17 F'17 F'17 F'18 F'18 F'18 F'18 F'19 F'17 F'17 F'17 F'17 F'18 F'18 F'18 F'18 F'19 Q1 F’19 – NET EARNINGS & EPS: • Net earnings increased 18.6% to $30.6M in Q1 of F’19 compared to $25.8M in Q1 of F’18. • Diluted EPS increased 18.4% to $0.58 in Q1 of F’19 compared to $0.49 in Q1 of F’18. • The increase in net earnings and diluted EPS was a result of organic sales growth, reduced SG&A expense, and a lower income tax rate. • Net earnings in Q4 of last year includes a $4.7M gain from the sale of a business and diluted EPS in Q4 of last year includes a $0.09 benefit from the sale of a business.

Cash Generation & Uses 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) CASH FLOWS IN Q1 OF F’19: • Cash flow from operating activities was $18.8M $60 $52.9 $53.8 in Q1 of F’19 compared to $34.7M in Q1 of F’18. $50 $46.8 $37.8 • Free cash flow* was $12.8M in Q1 of F’19 $40 $34.0 $34.7 compared to $30.9M in Q1 of F’18. $30 • The decrease in cash flow from operating $19.3 $18.8 $20 activities was primarily due to the increase in $7.7 working capital resulting from increased sales $10 volume and the timing of annual incentive $0 payments. In F’19, a portion of the annual Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 incentive awards were paid in Q1 whereas all F'17 F'17 F'17 F'17 F'18 F'18 F'18 F'18 F'19 incentive compensation payments were made in % of Net Earnings 151% 76% 168% 210% 134% 181% 180% 154% 54% Q2 of F’18. (millions of USD) 3 Mos. Ended 3 Mos. Ended Oct. 31, 2018 Oct. 31, 2017 Cash Balance - Beginning of Period $ 181.4 $ 133.9 Cash Flow from Operating Activities 18.8 34.7 Capital Expenditures (6.0) (3.8) Dividends (11.1) (10.6) Debt Borrowings (Repayments) - Net 3.5 (12.0) Effect of Exchange Rates on Cash (3.1) (1.9) Other 8.7 1.9 Cash Balance - End of Period $ 192.2 $ 142.2 * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures.

Net Cash (Debt) 11 NET CASH (DEBT) (millions of USD) DEBT STRUCTURE (millions of USD) $150 $138 Interest Oct. 31, 2018 July 31, 2018 $129 Rate Balance Balance Revolver Borrowings: $100 USD-denominated 1.94% $ - $ - $73 EUR-denominated 0.75% (3.4) - Private Placements: $48 $50 $44 EUR-den. 2010 Series (10-yr.) 4.24% (51.0) (52.6) $26 TOTAL DEBT $ (54.4) $ (52.6) $0 Cash and Cash Equivalents 192.2 181.4 $(9) NET CASH $ 137.8 $ 128.8 -$50 $(38) $(50) -$100 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 STRONG BALANCE SHEET: • October 31, 2018 cash = $192.2M and debt = $54.4M. • Net cash increased $9.0M in Q1 of F’19. • Approximately $82M of cash is held in the United States. • Balance sheet provides flexibility for future investments.

Full-Year F’19 EPS Guidance Increased 12 F’19 Diluted EPS guidance increased to $2.20 to $2.30 (previous guidance range was $2.15 to $2.25). F’19 Guidance Assumptions: • Organic sales growth of approximately 3% - 5%. • Full-year depreciation and amortization expense of approximately $26M. • Income tax rate in the mid-20% range. • Full-year capital expenditures of approximately $35M, inclusive of the construction of certain facilities to replace currently leased facilities.

Identification Solutions 13 Q1 F’19 vs. Q1 F’18 (millions of USD) Q1 F’19 SUMMARY: • Revenues increased 4.0%: Q1 F’19 Q1 F’18 Change • Organic = +5.7% Sales $ 218.1 $ 209.7 + 4.0% • Fx = - (1.7)% Segment Profit 41.6 35.8 + 16.0% • Organic sales increased in the mid-single digits in the Americas and Europe and increased in the low-single Segment Profit % 19.1% 17.1% + 200 bps digits in Asia. • R&D expenses were up due to increased investments to develop innovative products. • Segment profit as a percent of sales increased due to SALES & SEGMENT PROFIT % (millions of USD) ongoing efficiency gains in our operations and SG&A $240 19% 20% structure. 17% 17% 17% 18% $230 16% 17% 17% 17% 15% $218 $218 16% $220 $211 $212 14% $210 OUTLOOK: $210 $206 $201 12% $200 $197 • Expect F’19 organic sales to grow from 4% to 5%. 10% $191 • Anticipate further increases in investments in R&D $190 8% and certain sales-generating resources. $180 6% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'17 F'17 F'17 F'17 F'18 F'18 F'18 F'18 F'19

Workplace Safety 14 Q1 F’19 vs. Q1 F’18 (millions of USD) Q1 F’19 SUMMARY: • Revenues decreased (6.6%): Q1 F’19 Q1 F’18 Change • Organic = +2.2% Sales $ 75.1 $ 80.4 - 6.6% • Fx = - (2.6%) Segment Profit 5.5 6.4 - 14.0% • Divestiture = - (6.2%) Segment Profit % 7.4% 8.0% - 60 bps • Organic sales increased more than 10% in Australia, increased in the low-single digits in Europe and decreased in the mid-single digits in North America. • Segment profit negatively impacted by foreign SALES & SEGMENT PROFIT % (millions of USD) currency translation and the sale of the Runelandhs business in Q4 of last year. 13% 14% $100 12% $95 10% 9% 10% 8% 8% $90 9% 8% $86 8% 7% $85 6% OUTLOOK UNCHANGED: 6% $81 $80 $80 $80 $79 $79 4% • Expect F’19 organic sales to grow from 1% to 3%. $77 $78 $75 $75 2% • Anticipate Europe and Australia to continue to perform well while our Americas business continues $70 0% its choppy recovery. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 F'17 F'17 F'17 F'17 F'18 F'18 F'18 F'18 F'19

Investor Relations 15 Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com